CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 10 (“SA-10”) To
Purchase Agreement No. PA- 04749 Between
The Boeing Company
And
Hawaiian Airlines, Inc.
Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 10 (SA-10), entered into as of March 13, 2026, by and between THE BOEING COMPANY (Boeing) and HAWAIIAN AIRLINES, INC. (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. PA-04749 dated July 18, 2018, (as amended, supplemented or modified from time to time prior to the date hereof, the Purchase Agreement) relating to Boeing Model 787 aircraft (Aircraft);

WHEREAS, Customer and Boeing agree to incorporate revised terms related to certain letter agreements under the Purchase Agreement; and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.

The attached “Table of Contents” of the Purchase Agreement deletes and replaces its antecedent “Table of Contents” to reflect the changes made by this SA-10.

2.Letter Agreements.

2.1    Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, referencing SA-10 in the footer, to reflect updated terms and is hereby added and incorporated into the Purchase Agreement to incorporate [***].

2.2    Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, referencing SA-10 in the footer, to reflect updated terms and is hereby added and incorporated into the Purchase Agreement to [***].

BOEING PROPRIETARY
P.A. 04749
HA

2.3    Letter Agreement No. [***] titled “[***]” is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, referencing SA-10 in the header, to reflect updated terms and is hereby added and incorporated into the Purchase Agreement to incorporate [***].

3.Effect on Purchase Agreement.

3.1    Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

3.2    This SA-10 will become effective upon execution by both Parties on or before March 13, 2026, after which date this SA-10 will be null and void and have no force and effect.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	HAWAIIAN AIRLINES, INC.

Signature	Signature

Christa J. Roth	Shane Jones
Printed name	Printed name

Attorney-in-Fact	SVP Fleet, Revenue Products and Real Estate
Title	Title

BOEING PROPRIETARY
P.A. 04749
HA